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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -----------------------

                                   FORM 8-K/A
                               (Amendment No. 1)

                                 Current Report


                     Pursuant to Section 13or 15(d) of the

                        Securities Exchange Act of 1934

                            -----------------------

               Date of Report (Date of Earliest Event Reported):

                                  June 4, 1999


                 LETCHWORTH INDEPENDENT BANCSHARES CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


                                    New York
                                    --------
                 (State or other jurisdiction of incorporation)

                                    0-18533
                                    -------
                            (Commission File Number)

                                   16-1168175
                                   ----------
                    (I.R.S. Employer Identification Number)


                              50 North Main Street
                            Castile, New York 14427
                            -----------------------
              (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number Including Area Code:
                                 (716) 493-2576
                                 --------------
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Letchworth Independent Bancshares Corporation ("Letchworth" or "Registrant")
hereby amends the following item of its Current Report on Form 8-K, dated June 4, 1999, and filed with the Securities and Exchange Commission on June 17, 1999, as set forth below. The purpose of that Report was to disclose, pursuant to Item 2, Letchworth's acquisition of a controlling interest in The Mahopac National Bank ("Mahopac"). As permitted by Sections (a)(4) and (b)(2) of the Instructions to Item 7, the Report omitted the PRO FORMA financial information required by
Item 7(b). The purpose of this Amendment No.1 is to file such PRO FORMA information.


Item 7. Financial Statements, PRO FORMA Financial Statements and Exhibits

     (a) The audited financial statements of Mahopac as of and for the years ended December 31, 1998, 1997 and 1996 are hereby incorporated by reference, together with the reports of KPMG LLP, independent auditors, on such financial statements.

     (b) An unaudited PRO FORMA Condensed Combined Balance Sheet of Letchworth as of March 31, 1999 and an unaudited PRO FORMA Condensed Combined Statement of Income of Letchworth for the year ended December 31, 1998 and the quarter ended March 31, 1999 are filed herewith as Exhibit 7(b). The unaudited PRO FORMA Condensed Combined Balance Sheet assumes that Letchworth's acquisition of a controlling interest in Mahopac was consummated on March 31, 1999. Certain amounts in Mahopac's historical balance sheet as shown have been reclassified to conform to Letchworth's presentation. The unaudited PRO FORMA Condensed Combined Statements of Income assumes that the transaction was consummated on January 1, 1998 and reflects the consolidation of the results of operations of Letchworth and Mahopac for the year ended December 31, 1998 and three months ended March 31, 1999. The cash consideration for the transaction is assumed to have been funded by Letchworth by means of the liquidation of investment securities available for sale. As a result of Letchworth's acquisition of a controlling interest in Mahopac, Letchworth expects to achieve substantial benefits, primarily in the area of future growth opportunities. The unaudited PRO FORMA Condensed Combined Statements of Income do not reflect any direct costs which are expected to result from the transaction, and are not indicative of the results of future operations.

     The unaudited PRO FORMA condensed financial information is not necessarily indicative of the future financial position or future results of operations of Letchworth or of the financial position or the results of operations of Letchworth that would actually have occurred had the transaction been in effect as of the dates or for the periods presented.

      (c) The following Exhibits are filed herewith or incorporated by reference herein as a part of this current report:

      EXHIBIT NO.

      23) Consent of KPMG LLP, independent auditors to Mahopac. Filed herewith.

      7(a) Mahopac audited Financial Statements, together with the Reports of the Independent Auditors thereon: As of and for the years ended December 31, 1998 and 1997; and as of and for the years ended December 31, 1997 and 1996.

      7(b) Letchworth PRO FORMA Condensed Combined Balance Sheet as of March 31, 1999 (unaudited) and Letchworth PRO FORMA Condensed Combined Statement of Income for the year ended December 31, 1998 (unaudited) and the quarter ended March 31, 1999 (unaudited). Filed herewith.

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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 LETCHWORTH INDEPENDENT BANCSHARES CORPORATION

Date:   August 12, 1999         By:  /s/ Thomas J. Sykes

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                                Thomas J. Sykes
                                Vice President & Chief Financial Officer

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